ACQUISITION OF COMERCIALIZADORA MEXMAKEN, S.A. DE C.V. (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
Schedule of Assets Acquired and Liabilities Assumed

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed based on their estimated fair values, which is the same as the carrying values, at the date of acquisition:

$
Fair value of common shares issued	1,312,500
Total consideration	1,312,500

Assets acquired:
Cash	18,436
Amounts receivable and prepaid expenses	20,463
Construction in progress	91,339
Furniture and equipment	2,741
Master lease agreement	428,000
Goodwill	1,315,258

Less: liabilities assumed
Accounts payable	(356,404)
Deferred income tax liability	(61,500)

Net assets of Mexmaken	1,458,333
Net assets attributed to non-controlling interest	(145,833)

Net assets acquired	1,312,500